Investor Presentation Symbol: SRCE www.1stsource.com

Except for historical information, the matters discussed may include “forward-looking statements.” Generally, words such as “believe,” “possible,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “contemplate,” “seek,” “plan,” “assume,” “targeted,” “continue,” “remain,” “should,” “indicate,” “would,” “may” indicate forward-looking statements. Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward- looking statements. Forward-looking Statement Disclosure 2

 $4.83 billion bank holding company  Headquartered in South Bend, IN, serving Northern Indiana and Southwest Michigan  Our history dates back to 1863 when we were chartered as the First National Bank of South Bend  Diversified business model, offering personal and business banking, specialty finance, investment management, trust & estate planning, insurance sales and mortgage banking operations  National specialty finance markets include aircraft, construction equipment, medium and heavy duty trucks, and leasing and rental car agencies  1st Source Corporation Locations − 80 community banking centers in 17 counties with 1 new banking center in development for the Kalamazoo region − 9 trust & wealth management locations − 8 insurance locations − 22 specialty finance locations nationwide 1st Source Corporation Company Overview Community Banking Franchise 3

History, Values, Mission, and Vision 4

Community Banking Market Area 5 Higher education Regional medical hub Medical devices Recreational vehicle manufacturing Agriculture Steel production Distribution hub 17 – County Market Market Households 780,424 Client Households 99,205 Penetration 12.7% Businesses 74,634 Business Clients 14,356 Penetration 19.2% As of December 31, 2013

 Aircraft Financing − Aircraft financing consists of financings for new and used general aviation aircraft (including helicopters) for private and corporate aircraft users, aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators  Auto and Light Truck Division − Auto/light truck rental consists of financings to automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicles  Construction Equipment Financing − Construction equipment financing includes financing of equipment (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) to the construction industry  Medium and Heavy Duty Truck Division − The medium and heavy duty truck division provides financing for highway tractors and trailers and delivery trucks to the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills Specialty Finance Group Services 6

Financial Results 7

1.54 1.71 1.72 1.80 1.93 2.01 1.60 1.42 1.30 1.15 1.08 1.01 0.43 0.48 0.54 0.62 0.69 0.76 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2009 2010 2011 2012 2013 2014 % Noninterest- bearing checking Total Deposits $3.57 $3.61 $3.56 $3.57 $3.70 $3.78 12% 13% 15% 17% 19% 20% Deposit Franchise Noninterest- bearing checking CD & IRA Savings & Interest-bearing checking 8 Average Deposit Composition Over Time ($B)

Deposit Franchise 9 1.78% 1.24% 0.87% 0.61% 0.45% 0.30% 0.00% 0.50% 1.00% 1.50% 2.00% 2009 2010 2011 2012 2013 2014 Cost of Total Average Deposits (%)

Aircraft financing $728M 41% Auto and light truck $398M 22% Construction equipment financing $400M 23% Medium and heavy duty truck $247M 14% Specialty Finance $1.8B 49%Personal Community Banking $0.6B 16% Business Community Banking $1.3B 35% Loan Portfolio (12/31/14) Specialty Finance Loans (12/31/14) Total Loans = $3.7B Specialty Finance = $1.8B Loan Mix Note: Business Community Banking includes commercial & agricultural loans, as well as commercial real estate loans. Personal Community Banking includes residential real estate loans, as well as consumer loans. Specialty Finance includes auto and light truck loans, medium and heavy duty truck loans , aircraft financing loans and construction equipment financing loans. 10

Medium and heavy duty truck $247M 6% Construction equipment financing $400M 11% Aircraft financing $728M 20% Auto and light truck $398M 11% Commercial and agricultural loans $711M 19% Commercial real estate $616M 17% Residential real estate $446M 12% Consumer $143M 4% Medium and heavy duty truck $0.1M 0% Construction equipment financing $0.8M 2% Aircraft financing $12.5M 35% Commercial and agricultural loans $14.3M 40% Commercial real estate $4.8M 14% Residential real estate $2.8M 8% Consumer $0.3M 1% Loans By Type (12/31/14) NPLs(1) By Type (12/31/14) Total Loans = $3.7B Total NPLs(1) = $35.6M Loan Distribution and Performance (1) NPLs include nonaccrual loans and loans past due 90 days or more and still accruing. 11

Loan Portfolio 12 627 614 606 652 701 724 234 309 373 414 423 419 342 304 268 271 302 364 321 266 220 217 218 242 593 539 551 568 651 704 579 584 569 546 571 603 340 392 396 437 450 453 119 102 96 104 118 131 $0 $625 $1250 $1875 $2500 $3125 $3750 2009 2010 2011 2012 2013 2014 Commercial & Agricultural Consumer Total Loans and Leases Construction Aircraft Medium & Heavy Duty Truck Auto & Light Truck Commercial Real Estate Residential Real Estate $3155 $3110 $3079 $3209 $3434 $3640 Average Composition Over Time ($MM)

Loan Yields 13 5.44% 5.53% 5.33% 5.02% 4.69% 4.42% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 2009 2010 2011 2012 2013 2014 Return on Net Loans and Leases (%)

Credit Quality 14 2.85 2.83 2.64 2.50 2.35 2.31 3.15 2.81 2.28 1.25 1.29 1.13 0.72 0.66 0.27 0.13 0.02 0.06 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2009 2010 2011 2012 2013 2014 Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs % of Net Loans and Leases

Net Interest Margin (FTE) 15 132.0 150.9 150.9 153.8 158.6 162.2 3.14 3.59 3.69 3.69 3.67 3.59 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $30 $60 $90 $120 $150 $180 2009 2010 2011 2012 2013 2014 Net Interest Income ($MM) Net Interest Margin (%)

Trust fees 24% Equipment rental income 22% Other income 17% Debit card income 12% Service charges on deposit accounts 11% Mortgage banking income 7% Insurance commissions 7% Noninterest Income Composition 12/31/14 = $77.9M Diverse Sources of Noninterest Income 16 Assets Under Management of $4.0B Insurance commissions provide additional diversification 12/31/13 = $77.2M Trust fees 22% Equipment rental income 21% Other income 18%Debit card income 12% Service charges on deposit accounts 2% Mortgage banking income 8% Insurance commissions 7% Assets Under Management of $3.8B

Noninterest Income to Total Revenue 17 33.7% 30.9% 29.5% 30.3% 29.0% 28.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2009 2010 2011 2012 2013 2014 Note: Noninterest income to total revenue has been adjusted for equipment lease depreciation. Stable Source of Revenue

Personnel expense 54% Other expense 46% 12/31/14 = $150.0M Noninterest Expense 18 12/31/13 = $149.3M Personnel expense 53% Other expense 47% Efficiency ratio: 62.44% Efficiency ratio: 60.62% Noninterest Expense Composition

Net Income and Earnings Per Share 19 25.49 41.24 48.20 49.63 54.96 58.07 0.79 1.21 1.96 2.02 2.23 2.39 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $10 $20 $30 $40 $50 $60 2009 2010 2011 2012 2013 2014 Net Income EPCS (Diluted) ($MM) Record Net Income

1.39% 1.75% 1.75% 1.82% 1.84% 1.83% 1.30% 1.60% 1.63% 1.72% 1.46% 1.48% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2009 2010 2011 2012 2013 2014 1st Source US Banks with $3B - $10B in Assets Pre-tax, Pre-provision (PTPP) Return on Average Assets (ROAA) Note: PTPP ROAA is a non-GAAP financial measure and is calculated as pre-tax net income plus provision for loan and lease losses divided by average assets. Data from SNL Financial. 20

Strong Capital Position 21 17.72% 15.34% 16.51% 15.57% 15.86% 15.89% 12.74% 10.39% 11.72% 11.47% 12.08% 12.16% 8.43% 9.12% 10.18% 10.56% 10.76% 11.15% 4.0% 8.0% 12.0% 16.0% 20.0% 2009 2010 2011 2012 2013 2014 Total Risk-Based Capital/ Risk-Weighted Assets Tier 1 Leverage Ratio Tangible Common Equity/ Tangible Assets 10% = “Well Capitalized” 5% = “Well Capitalized”

$0.38 $0.45 $0.53 $0.56 $0.58 $0.59 $0.61 $0.64 $0.66 $0.68 $0.71 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Common Dividends per Share 22

Tangible Book Value Per Common Share 23 $13.99 $15.01 $15.56 $16.44 $18.02 $19.43 $20.52 $22.17 $10.00 $15.00 $20.00 $25.00 2007 2008 2009 2010 2011 2012 2013 2014 Consistent Growth

Performance Recognition 24

 Consistent and superior financial performance  Seasoned executive management team  Diversification of product mix and geography with asset generation capability  Leading market share in community banking markets  Stable credit quality, strongly reserved  Strong capital position provides opportunity for increased shareholder return showcased by 27 consecutive years of dividend growth  Potential growth in new market areas  Balance Sheet is asset sensitive – positioned for rising rates over time Investment Considerations 25

Contact Information 26 Christopher J. Murphy III Chairman of the Board and CEO (574) 235-2711 Murphy-C@1stsource.com James R. Seitz President (574) 235-2402 Seitz@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 ShortA@1stsource.com